UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 20, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)   ELECTION OF NEW DIRECTOR EXCEPT BY A VOTE OF SECURITY HOLDERS.

On April 20, 2007, Andre Dahan was elected by the Board of Directors (the "Board") of Comverse Technology, Inc. (the "Company") to serve as a director, effective April 30, 2007.

There is no arrangement or understanding between Mr. Dahan and any other person pursuant to which he was elected to the Board, other than the employment agreement between the Company and Mr. Dahan pursuant to which Mr. Dahan agreed to serve as President and Chief Executive Officer of the Company effective April 30, 2007. Item 5.02(c) of the Current Report on Form 8-K filed by the Company on April 11, 2007 is incorporated herein by reference.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL
YEAR.

On April 20, 2007, the Board amended the by-laws of the Company (the "By-Laws") to permit certain long-term substantial shareholders to propose nominees for election as directors on the Company's ballot.

A new Section 3(b) was added to Article IV of the By-Laws which provides that a shareholder who meets certain conditions (a "Nominator") may nominate one candidate (a "Nominee") for election at a meeting of shareholders at which directors are to be elected. The Company will include the Nominee's name and a supporting statement (not to exceed 500 words) furnished by the Nominator in its proxy materials for the meeting, and will allow shareholders to vote with respect to such Nominee on the Company's proxy card. The conditions a Nominator must meet include: (i) beneficial ownership of 5% or more of the Company's stock continuously for at least two years as of both the date written notice of the nomination is submitted to the Company and the record date for the meeting, (ii) the furnishing of timely notice to the Company's Secretary containing certain information regarding the Nominator and the Nominee and the Nominee's consent to being named in the proxy statement and to serve as a director if elected, and
(iii) execution of an undertaking that the Nominator agrees to assume all liability stemming from any legal or regulatory violation arising out of the Nominator's communications and to comply with all applicable laws and regulations. Any Nominator whose Nominee does not receive at least 25% of the votes cast at the meeting will be prohibited from making a nomination pursuant to this By-Law provision for four years from the date of the meeting.

The foregoing description of the amendment to the Company's By-Laws is not complete and is qualified in its entirety by the complete Amended and Restated By-Laws of the Company, amended and restated as of April 20, 2007, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As indicated in Item 8.01 below, on April 20, 2007, the Board approved an amendment to the Company's Certificate of Incorporation and recommended that it be submitted to shareholders for approval.

ITEM 8.01 OTHER EVENTS

MAJORITY VOTING. On April 20, 2007, the Board adopted an amendment to the Company's Certificate of Incorporation that would, except in the case of contested elections, provide for the election of directors by a majority vote of the votes cast, in place of a plurality of the votes cast. The Board resolved to submit such amendment for shareholder approval at the next regular annual meeting of shareholders.

Pursuant to such amendment, the following provision would be added to the Company's Certificate of Incorporation:

      At each annual meeting of shareholders, directors shall be elected by a "majority of votes cast" (as defined herein) to hold office until the next annual meeting, unless the election is contested, in which case directors shall be elected by a plurality of votes cast. An election shall be contested if, as determined by the Board of Directors, the number of nominees exceeds the number of directors to be elected. A "majority of votes cast" means that the number of shares voted "for" a director exceeds the number of votes "withheld" or cast "against" that director.

In connection with the amendment to the Certificate of Incorporation referred to above, and subject to shareholder approval of such amendment, the Company's By-Laws will be amended by deleting the reference to plurality voting in Article II, Section 2 and replacing it with a reference to a majority voting standard.

DIRECTOR RESIGNATION POLICY. On April 20, 2007, in connection with the amendment to the Certificate of Incorporation described above, the Board adopted a policy, effective immediately, which provides, among other things, that (i) as a condition for nomination or re-nomination, a director nominee shall agree to submit a letter of resignation from the Board in the event the director fails to receive a majority of the votes cast in an uncontested election, and (ii) if a resignation is submitted, the Board shall decide, through a process managed by the Corporate Governance and Nominating Committee of the Board (and excluding the nominee in question), whether to accept such resignation, it being expected that the Board will accept the resignation absent a compelling reason to the contrary. Under the policy, the Board's explanation of its decision will be disclosed in a Current Report on Form 8-K. The foregoing description of the director resignation policy is not complete and is qualified in its entirety by reference to such policy, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

SHAREHOLDER ADVISORY GROUP. On April 20, 2007, the Board also approved the formation of a Shareholder Advisory Group to serve as a forum for gathering input from significant shareholders about board composition and director nominations, and such other issues as the Board may determine from time to time.

GOVERNANCE PRINCIPLES. On April 20, 2007, the Board adopted and approved a revised set of Corporate Governance Guidelines and Principles (the "Governance Principles"). The Governance Principles include: (i) the separation of the positions of Chief Executive Officer and Chairman of the Board; (ii) an outline of the role of directors; (iii) term limits for directors; (iv) continuing education opportunities for directors; (v) principles for director compensation and stock ownership guidelines; and (vi) a policy regarding attendance at annual meetings of shareholders. The foregoing description of the Governance Principles is not complete and is qualified in its entirety by reference to the Governance Principles, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Governance Principles will be placed on the Company's website at www.cmvt.com as soon as practicable.


CERTAIN RISKS AND UNCERTAINTIES
-------------------------------

This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could affect the Company include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; the effects of the delisting of the Company's Common Stock from NASDAQ and the quotation of the Company's Common Stock in the "Pink Sheets," including any adverse effects relating to the trading of the stock due to, among other things, the absence of market makers; risks relating to alleged defaults under the Indentures for the Company's convertible debt, known as ZYPS, including acceleration of repayment; risks of litigation (including pending securities class actions and derivative lawsuits) and of governmental investigations or proceedings arising out of or related to the Company's stock option practices or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; risks related to the ability of Verint Systems Inc. to complete, and the effects of, the proposed merger with Witness Systems, Inc., including risks associated with integrating the businesses and employees of Witness if such merger is successfully completed; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS:

            Exhibit No.                    Description
            -----------                    -----------
               3.1             By-laws, as amended and restated
              99.1             Corporate Governance Guidelines and Principles
              99.2             Director Resignation Policy

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMVERSE TECHNOLOGY, INC.


Date:  April 23, 2007                       By:  /s/  Paul L. Robinson
                                                ------------------------------
                                            Name:   Paul L. Robinson
                                            Title:  Executive Vice President,
                                                    Chief Operating Officer
                                                    and General Counsel

                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------
     3.1             By-laws, as amended and restated
    99.1             Corporate Governance Guidelines and Principles
    99.2             Director Resignation Policy